Transamerica 10f-3 Equity Report April 2013
There were no 10f-3 equity transactions during April 2013.

Transamerica 10f-3 Equity Report May 2013
There were no 10f-3 equity transactions during May 2013.

Transamerica 10f-3 Equity Report June 2013





                                                                                    Unit                         Underwriter
                                                                                  Price of                          From
              Offering                                                         Offering/Price                     Whom the
              Date/Trade                                                          Paid Per           Total Price    Fund
    Fund        Date      Issuer/Security       Cusip    Offering Type  Shares      Unit      Spread    Paid     Purchased
    ----      ----------  ---------------     ---------- -------------- ------ -------------- ------ ----------- -----------









Transamerica
  Mid Cap
  Value                       CDW Corporation
  Fund        6/27/2013       (CDW) IPO       312514G10  US Registered  8,800      $17.00     $0.935  $149,600    Barclays









Transamerica
  Mid Cap
  Value                       CDW Corporation
  Fund        6/27/2013       (CDW) IPO       12514G10   US Registered  8,900      $17.00     $0.935  $151,300    Barclays

                                                           Total Price
                                                           Paid by the
                                                            Fund Plus
                                                           Total Price
                                             Total Shares paid For Same
                                              Purchased    Securities
                                                  by      Purchased By
              Total Shares Total Size of the  Investment  the Same Sub-   % of
    Fund        Offered        Offering       Management     adviser    Offering
    ----      ------------ ----------------- ------------ ------------- --------
                                                                                 JPMorgan/ Barclays/
                                                                                 Goldman, Sachs &
                                                                                 Co./ Deustche Bank
                                                                                 Securities/ Morgan
                                                                                 Stanley/ Baird/
                                                                                 Raymond James/
                                                                                 William Blair/
                                                                                 Needham &
                                                                                 Company/ Stifel/
Transamerica                                                                     Loop Capital
  Mid Cap                                                                        Markets/ The
  Value                                                                          Williams Capital
  Fund         23,250,000    $395,250,000     1,928,200    $32,779,400    8.29%  Group, L.P.
                                                                                 JPMorgan/ Barclays/
                                                                                 Goldman, Sachs &
                                                                                 Co./ Deustche Bank
                                                                                 Securities/ Morgan
                                                                                 Stanley/ Baird/
                                                                                 Raymond James/
                                                                                 William Blair/
                                                                                 Needham &
                                                                                 Company/ Stifel/
Transamerica                                                                     Loop Capital
  Mid Cap                                                                        Markets/ The
  Value                                                                          Williams Capital
  Fund         23,250,000    $395,250,000     1,928,200    $32,779,400    8.29%  Group, L.P.